Supplement to
Fidelity's New York
Municipal Funds
March 25, 2002
Prospectus

The following information replaces similar information found in the "Fund Management" section on page 26.

Mark Sommer is manager of Spartan New York Municipal Income, which he has managed since June 2002. He also manages other Fidelity funds. Since joining Fidelity in 1992, Mr. Sommer has worked as an analyst and manager.

NYS-02-01 June 6, 2002
1.475779.114